Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report February 4, 2013 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean Nugget: 1,136-day term

Ocean Nomad: One well

Ocean Patriot: Three-year term

Ocean General: Two wells

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Planned Downtime [4,5] (For Periods Lasting >10 days)
Rig Name									1Q13 E	2Q13 E	3Q13 E	4Q13 E	2013 E	Comments
								Totals:	407	196	482	298	1,383

GULF OF MEXICO SEMISUBMERSIBLES (4)
Ocean Ambassador	1,100	1975	US GOM	—	—	—	—	Actively marketing			91		91	5-Year Special Survey
Ocean Saratoga	2,200	1976	US GOM	BP	260,000	late Nov 2012	late Mar 2013	Two-well term + priced one- well option
Ocean Yorktown	2,850	1976	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term
Ocean Victory	5,500(15K)	1997	US GOM	Eni US Operating Co.	419,500	mid Jun 2012	early Sep 2013	1-year term + 2 x 1-year unpriced options

GULF OF MEXICO JACK-UPS (5)
Ocean King	300 IC	1973	US GOM	—	—	—	—	Actively marketing	68				68	Mobe to US GOM; prep & maintenance
Ocean Nugget	300 IC	1976	Mexico	Pemex	83,999	mid Sep 2011	mid Feb 2013	Extension of 430-day term
			Mexico	—	—	mid Feb 2013	mid Mar 2013	Planned Maintenance	30				30	Planned Maintenance
			Mexico	Pemex	97,000	mid Mar 2013	late Apr 2016	1,136-day term
Ocean Summit	300 IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Titan	350 IC (15K)	1974	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778-day term
Ocean Scepter	350 IC (15K)	2008	Mexico	Pemex	134,999	late Dec 2011	late Jul 2013	612-day term
			Mexico	—	—	late Jul 2013	mid Aug 2013	5-Year Special Survey			21		21	5-Year Special Survey

INTERNATIONAL SEMISUBMERSIBLES (23)
North Sea/Mediterranean/W. Africa
Ocean Nomad	1,200	1975	UK	Fairfield Cedrus	280,000	mid Oct 2012	mid Feb 2013	Two wells
			UK	Dana Petroleum	280,000	mid Feb 2013	late Mar 2013	One well
			UK	First Oil	280,000	late Mar 2013	early May 2013	One well
			Latvia	Balin Energy	410,000	early May 2013	late Jun 2013	One well
			UK	—	—	late Jun 2013	late Aug 2013	2-1/2 Year Special Survey			60		60	2-1/2 Year Special Survey
			UK	Dana Petroleum	330,000	late Aug 2013	late Aug 2015	2-year term + 2 x 6- month unpriced options
Ocean Guardian	1,500(15K)	1985	UK	Shell	263,000	mid Jul 2012	mid Jul 2014	2-year firm term
			UK	Shell	350,000	mid Jul 2014	mid Jul 2015	1-year term + 2 x 1-year unpriced options
Ocean Princess	1,500(15K)	1975	UK	EnQuest	230,000	early Jan 2012	late Aug 2013	600-day term + 2 x 6-month unpriced options
						late Aug 2013	early Nov 2013	2-1/2 Year Special Survey			32	38	70	2-1/2 Year Special Survey
Ocean Vanguard	1,500(15K)	1982	Norway	Statoil	352,400	mid Aug 2010	mid Jun 2013	3-year term
			Norway	—	—	mid Jun 2013	late July 2013	2-1/2 Year Special Survey		18	22		40	2-1/2 Year Special Survey
			Norway	Statoil	450,000	late July 2013	mid Mar 2015	20-month option + unpriced option
Ocean Valiant	5,500	1988	Equatorial Guinea	Hess	375,466	mid Oct 2012	mid Feb 2013	Two wells
			Equatorial Guinea	Hess	515,000	mid Feb 2013	mid Jun 2013	Two wells
			Canary Islands	—	—	mid Jun 2013	early Nov 2013	5-Year Special Survey		16	92	32	140	5-Year Special Survey
Ocean Endeavor	10,000(15K)	2007	Egypt	Burullus / RASHPETCO	285,000	late Jul 2012	mid Jun 2013	4-month extension + 1 x 4-month priced option
			Worldwide	Not Disclosed	—	mid Jun 2013	early Dec 2013	Mobilization and customer requested upgrades; Lump-sum payment received for mobe and shipyard time to be amortized to revenue during 18- month contract term.		20	92	66	178	Mobilization and customer upgrades
			Worldwide	Not Disclosed	521,665	early Dec 2013	early Jun 2015	18-month term (dayrate includes 50% of potential 6.6% bonus) + 6 x 6- month unpriced options.

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 5

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Planned Downtime [4,5] (For Periods Lasting >10 days)
Rig Name									1Q13 E	2Q13 E	3Q13 E	4Q13 E	2013 E	Comments
Ocean Confidence	10,000 DP (15K)	2001	Angola	Cobalt	360,000	mid Jan 2013	late Feb 2013	Completion of well	13				13	Completion of maintenance
			Angola	Cobalt	375,000	late Feb 2013	late Jul 2013	One well
			Angola	Cobalt	430,000	late Jul 2013	late Dec 2013	One well
			Cameroon	Murphy	430,000	late Dec 2013	early Apr 2014	Firm well
			US GOM	Murphy	—	To Be Determined		Mobe to US GOM
			US GOM	Murphy	511,635	To Be Determined		Resume interrupted contract, 365 days + unpriced option
Australasia
Ocean Patriot	3,000(15K)	1983	Vietnam	Idemitsu	272,500	mid Aug 2012	mid Mar 2013	One well
			Singapore	—	—	mid Mar 2013	early May 2013	5-Year Special Survey; mobe	15	32			47	5-Year Special Survey; mobe
			Philippines	Otto Energy	275,000	early May 2013	early Aug 2013	Two wells + unpriced option well
			Singapore	—	—	early Aug 2013	late Mar 2014	Enhancements for North Sea Operations; mobe to UK			55	92	147	Enhancements for N. Sea; mobe
			UK	Shell	400,511	late Mar 2014	late Mar 2017	3-year term + 2 x 1-year unpriced options
Ocean General	3,000	1976	Indonesia	Mitra Energy Consortium	255,000	mid Jul 2012	early May 2013	Four wells
			Vietnam	Origin	255,000	early May 2013	late Jun 2013	One well
			Vietnam	Premier Vietnam	255,000	late Jun 2013	early Aug 2013	One well + 1 x unpriced option well
			Indonesia	Mitra Energy Consortium	255,000	early Aug 2013	mid Sep 2013	Two wells + 4 x unpriced option wells
Ocean America	5,500(15K)	1988	Australia	Woodside	405,000	mid Sep 2012	late Apr 2013	Five-well extension
			Singapore	—	—	late Apr 2013	mid Jul 2013	Demobe to Singapore; 5- Year Special Survey; mobe		72	17		89	5-Year Special Survey + BOP Upgrade
			Australia	Chevron	475,000	mid Jul 2013	mid Jan 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000(15K)	2003	Malaysia	Murphy	304,547	late Apr 2012	mid Feb 2014	600-day extension + 2 x 1-year unpriced options	78				78	5-Year Special Survey
Ocean Monarch	10,000(15K)	2008	Indonesia	Niko Resources	385,000	early Oct 2012	early Oct 2016	4-year term + 1-year unpriced option
Brazil /S. America
Ocean Concord	2,300	1975	Brazil	Petrobras	247,788	early Jan 2008	mid Jun 2015	Remaining term (includes 50% of pot.15% bonus)
Ocean Lexington	2,200	1976	Brazil	OGX	271,000	early Mar 2012	early Feb 2013	3-year term (rate reduction blended across Star and Quest)
			Brazil	—	—	early Feb 2013	late Apr 2013	Customs clearance; mobe to Trinidad	52	25			77	Customs clearance; mobe to Trinidad
			Trinidad	BG International / Niko / Centrica	300,000	late Apr 2013	mid Aug 2014	477-day term + 3 x 45-day unpriced options + 315- day unpriced option
Ocean Yatzy	3,300 DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Quest	4,000(15K)	1973	Brazil	—	—	late Dec 2011	mid Apr 2013	5-Year Special Survey and quarters upgrade	90	13			103	5-Year Special Survey
			Brazil	OGX	265,000	mid Apr 2013	late Dec 2013	1-year extension + second 1-year extension
Ocean Winner	4,000	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option	45				45	completion of 5-Year Special Survey
Ocean Alliance	5,250 DP (15K)	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option	16			70	86	Q1: repairs; Q4: 5-Year Special Survey
Ocean Star	5,500(15K)	1997	Brazil	OGX	301,000	early Jun 2012	late Feb 2014	Remainder of 2-year term at blended rate + 1-year extension
Ocean Baroness	8,000(15K)	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5- year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000 DP (15K)	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option
Ocean Valor	10,000 DP (15K)	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5- year term + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 5

	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Planned Downtime [4,5] (For Periods Lasting >10 days)
Rig Name									1Q13 E	2Q13 E	3Q13 E	4Q13 E	2013 E	Comments
INTERNATIONAL JACK-UPS (1)
Ocean Spur	300 IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	late Aug 2014	2-year bareboat charter + 2 x 6- month priced options

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	1997	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Remainder of 5- year term contract (incl. 50% of potential 5% bonus)+ unpriced option

RIGS UNDER CONSTRUCTION (6)
Ocean BlackHawk	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q2 2013	Hyundai
				—	—	Q2 2013	late Dec 2013	Commissioning, mobe, acceptance
			To Be Determined	Anadarko	495,000	late Dec 2013	Q4 2018	Five-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	2013	S. Korea	—	—	Q1 2011	Q4 2013	Hyundai
				—	—	Q4 2013	late Jun 2014	Commissioning, mobe, acceptance
			To Be Determined	Anadarko	495,000	late Jun 2014	Q2 2019	Five-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	2014	S. Korea	—	—	Q2 2011	Q2 2014	Hyundai
				—	—	Q2 2014	Q4 2014	Commissioning, mobe, acceptance
Ocean BlackLion	12,000 DP (15K)	2014	S. Korea	—	—	Q2 2012	Q4 2014	Hyundai
				—	—	Q4 2014	Q2 2015	Commissioning, mobe, acceptance
Ocean Onyx	6,000(15K)	2013	US GOM	—	—	Q1 2012	Q3 2013	Keppel AmFELS; Commissioning, mobe, acceptance
			US GOM	Apache Corporation	490,000	Q3 2013	Q3 2014	1-year term + 1- year unpriced option
Ocean Apex	6,000(15K)	2014	Singapore	—	—	Q3 2012	Q2 2014	Jurong Shipyard
				—	—	Q2 2014	Q3 2014	Commissioning, mobe, acceptance

COLD STACKED (4)
(1 jack-up, 3 semisubmersibles)
Ocean Spartan	300 IC	1980	US GOM	—	—			Stacked
Ocean New Era	1,500	1974	US GOM	—	—			Stacked
Ocean Whittington	1,650	1974	US GOM	—	—	—	—	Stacked
Ocean Epoch	3,000	1977	Malaysia	—	—			Stacked

NOTES

(1.) Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.

(2.) Additional rig capabilities noted within the column:

15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

(5.) The following are expected to undergo Special Surveys during 2014: 1) Ocean Concord, 2) Ocean Courage, 3) Ocean Titan, 4) Ocean Valor, 5) Ocean Yatzy.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 5

Diamond Offshore Drilling, Inc. Rig Status Report February 4, 2013

Estimated Average Daily Rig Contract Driling Costs for 2013 ($000’s)
Jack-ups:	50’s to 60’s

Mid-Water:
Domestic	60’s
International	80’s to 170’s

Deepwater:
Moored	70’s to 160’s
DP	low 200’s

Ultra-Deepwater:
Moored	120’s to 210’s
DP	210’s

Note: Normal contract drilling costs exclude reimbursibles, amortization of deferred mobilization and contract prep costs, and survey costs.

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.